NOTE 9. PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS, NET (Tables)	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Summary of property, equipment and leasehold improvements
	December 31,
	2012	2011

Leasehold improvements	$1,512	$1,246
Furniture and fixtures	6,189	3,704
Company automobiles	1,730	1,446
Total	9,431	6,396

Less: accumulated depreciation and amortization	(4,446)	(3,040)
Property, equipment and leasehold improvements, net	$4,985	$3,356